ORIGINAL
NAME                       ISSUE DATE                PRIN              DOC #
----------------------------------------------------------------------------
CITRUS SPRINGS              1/29/99                $ 75,000            9901
CITRUS SPRINGS              3/17/99                $    400            9902
CCC FIN                     4/16/99                $ 15,000            9903
CCC FIN                     4/29/99                $185,000            9904
CAPLAN                      5/5/99                 $ 12,500            9905
DeGEORGE                    5/5/99                 $ 14,000            9906
CURETON                     5/6/99                 $ 12,500            9907
BUCHANAN                    5/6/99                 $ 50,000            9908
ZIEGLER                     5/6/99                 $ 50,000            9909
HECHT, I P R                5/6/99                 $  7,000            9910
BANCONE                     5/6/99                 $ 14,000            9911
HAMBAS                      5/5/99                 $  7,000            9912
CPSP, INC.                  5/5/99                 $ 25,000            9913
HECHT, I P R                5/5/99                 $ 60,000            9914
O'SHEA                      5/10/99                $ 50,000            9915
CALDERON*                   5/25/99                $ 50,000            9916
HECHT, L                    5/26/99                $ 40,000            9917
ASPEN GOLDEN                5/27/99                $ 28,000            9918
HECHT, L                    6/1/99                 $100,000            9920
OSTERMANN                   6/1/99                 $ 14,000            9921
HECHT, L                    6/17/99                $100,000            9922
HITEL                       9/3/99                 $150,000            9925
FIENGOLD                    9/9/99                 $  5,000            9926
DeGEORGE                    9/29/99                $  5,000            9927
BUCHANAN                   11/30/99                $ 10,000            9930
MASSA                      12/6/99                 $ 20,000            9929
EMMI                       12/6/99                 $  5,000            9935
BERMAN                     12/6/99                 $  7,000            9928
HILDERBRAND, J             12/18/99                $  5,000            9936
HILDERBRAND, B             12/18/99                $  9,500            9937
MASSA                      12/21/99                $ 30,000            9939



* Filed herewith

                          NY REGIONAL RAIL CORPORATION
                                 4302 FIRST AVE.
                               BROOKLYN, NY 11232
                        (718) 788-3690 FAX (718) 788-4462



                              PROMISSORY NOTE 9916


May 25, 1999



FOR THE VALUE RECEIVED, the undersigned promises to pay to the order of John and Silvia Calderon, the sum of fifty thousand ($50,000.00) United States of America Dollars.

The Note amount shall be paid to Note Holder in a single payment of fifty thousand USA Dollars ($50,000.00), plus all accrued interest due, on or before October 31, 1999. Interest will be Ten percent (10%) per annum.

In addition, the maker provides to the Note holder, listed above, the IRREVOCABLE right to convert this Note into Common Shares of NEW YORK REGIONAL RAIL CORPORATION ("NYRR"), as said Common Shares are available under the provisions of the non-public offering exemption as provided in the U.S. Securities Act of 1933 (and Regulation D there under) for as long as this Note remains open. The conversion rights granted will be calculated at the choice of Note Holder based on:

         (i)      on the value of the Note divided by fourteen cents ($.14) or
         (ii) on the value of the Note divided by the ninety percent (90%) of the average closing price of the common shares for the previous ten trading days prior to the date the conversion is exercised by the Note holder.

The conversion rights represented by this Note are exercisable at the option of the Note Holder in whole at any time subsequent to the effective date of the Company's registration statement filed with the Securities and Exchange Commission ("SEC"). If the Note has not been converted prior to October 31, 1999 it shall automatically be extended for an additional 60-day period. Maker may only pay this Note upon 30 days advance written notice to holder.

Upon exercise of the Note conversion into Common shares the maker grants Note Holder an OPTION to acquire a block of 0.5 shares of non-restricted Common Stock for eighteen cents ($0.18) a share for every share that the shareholder acquires through converting this NOTE into NYRR common stock. Said OPTION will be exercisable until the later of April 30, 2000 or ninety (90) days following the SEC's approval of NYRR's registration statement.

Maker warrants that Common shares provided to Note Holder on conversion of Note or any other Common shares issued to Holder as result of provisions of this Note will be issued without restrictions. If Common Stock is not available under Regulation D, Rule 504, the Maker warrants that the Common stock discussed herein will be registered without restrictions when Maker files any Common Stock registration with the SEC, or files to become a fully reporting company.


To receive a certificate for the Common shares when the conversion or Option is exercised, the Note will be presented to the Corporation, with the accompanying form of subscription duly executed. A subscription form is provided as an attachment to this Note. Upon receipt of a properly executed subscription form and within the above mentioned exercise period parameters, the Maker will cause to have issued the appropriate number of common shares, said shares being sent from the Transfer Agent no later than ten business days from receipt of the subscription form. If said shares are not sent by the aforementioned date Maker agrees to issue additional shares as a penalty. Said penalty shares will be calculated by multiplying the number of issued converted shares (N) by 0.0125 and then by each additional delay period (P), each delay period being five business days or part, thereof.


Penalty Shares  =  N  x  0.0125 x  P

Maker agrees that Holder will receive a lower conversion price or strike price than defined herein if Maker provides a lower price to a third party at any time in the period from the date of this note to the date Holder converts this Note or exercises its warrants.

In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.



New York Regional Rail Corporation



By:_________________________
     W. Robert Bentley, President